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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                              DATED APRIL 30, 2001

     Effective October 23, 2001 and until further notice, we must approve the issuance of any contract to a corporation and additional purchase payments by a corporation must be pre-approved by us.


                        SUPPLEMENT DATED OCTOBER 30, 2001

Vision.Supp 10/2001